Exhibit 99.2

Q2 2015 Earnings July 27, 2015

Forward Looking Statements and Use of Non-GAAP Financial Measures This presentation contains forward-looking statements that reflect, among other things, the Company’s current expectations and anticipated results of operations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements, market trends or industry results to differ materially from those expressed or implied by such forward-looking statements. For this purpose, any statements contained herein that are not statements of historical fact may constitute forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “ guidance,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Actual results may differ materially from the Company’s expectations due to a number of factors, including that most of the Company’s contracts may be terminated on short notice, and that the Company may be unable to maintain large customer contracts or to enter into new contracts; the historical indications of the relationship of backlog to revenues may not be indicative of their future relationship; the market for the Company’s services may not grow as the Company expects; the Company may under price contracts or overrun its cost estimates, and if the Company is unable to achieve operating efficiencies or grow revenues faster than expenses, operating margins will be adversely affected; the Company may be unable to maintain information systems or effectively update them; customer or therapeutic concentration could harm the Company’s business; the Company’s business is subject to risks associated with international operations, including economic, political and other risks; government regulators or customers may limit the scope of prescription or withdraw products from the market, and government regulators may impose new regulations affecting the Company’s business; the Company may be unable to successfully develop and market new services or enter new markets; the Company’s failure to perform services in accordance with contractual requirements, regulatory standards and ethical considerations may subject it to significant costs or liability, damage its reputation and cause it to lose existing business or not receive new business; the Company’s services are related to treatment of human patients, and it could face liability if a patient is harmed; the Company has substantial indebtedness and may incur additional indebtedness in the future, which could adversely affect the Company’s financial condition; and other factors that are set forth in the Company's filings with the Securities and Exchange Commission (“SEC”), including our most recent Annual Report on Form 10-K filed with the SEC on March 3, 2015. The Company undertakes no obligation to update any forward-looking statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. This presentation also includes Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per share, each of which are financial measures not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). Management believes that these measures are more indicative of our operating results as they exclude certain items whose fluctuation from period-to-period do not necessarily correspond to changes in the operating results of our business. As a result, management and our board of directors regularly use EBITDA and Adjusted EBITDA as a tool in evaluating our operating and financial performance and in establishing discretionary annual bonuses. Adjusted EBITDA is also the basis for covenant compliance EBITDA, which is used in certain covenants in the credit agreement governing our Senior Secured Credit Facilities and the indenture governing the Senior Notes. In addition, management believes that EBITDA, Adjusted EBITDA and Adjusted Net Income (including diluted adjusted net income per share) facilitate comparisons of our operating results with those of other companies by backing out of GAAP net income items relating to variations in capital structures (affecting interest expense), taxation, and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. We believe that EBITDA, Adjusted EBITDA and Adjusted Net Income (including diluted adjusted net income per share) are frequently used by securities analysts, investors, and other interested parties in the evaluation of issuers, many of which also present EBITDA, Adjusted EBITDA and Adjusted net income (including diluted adjusted net income per share) when reporting their results in an effort to facilitate an understanding of their operating results. These non-GAAP financial measures have limitations as analytical tools, and you should not consider these measures in isolation, or as a substitute for analysis of our results as reported under GAAP. Additionally, because not all companies use identical calculations, these presentations of EBITDA, Adjusted EBITDA and Adjusted Net Income (including diluted adjusted net income per share) may not be comparable to similarly titled measures of other companies.

Q2 2015 Highlights ($ in millions) $337 million of service revenue; 12% constant currency growth $61 million of Adjusted EBITDA; 35% growth compared to prior year Adjusted Net Income per share of $0.47; 37% growth compared to prior year Q2 2015 Q2 2014 % Change Service Revenue $336.5 $311.4 8.1% EBITDA $52.7 $36.2 45.6% Adjusted EBITDA $61.3 $45.5 34.9% Adjusted EBITDA Margin 18.2% 14.6% Operating Income $38.3 $17.4 119.8% Adjusted Operating Income $56.2 $40.6 38.6% Adjusted Operating Income Margin 16.7% 13.0% Net Income (Loss) $12.4 ($4.1) 406.1% Adjusted Net Income $29.7 $14.0 112.3% Diluted Income (Loss) per Share $0.20 ($0.10) 300.0% Adjusted Net Income per Share $0.47 $0.34 37.1%

Trailing Quarterly Performance Gross Profit ($M) Adjusted EBITDA Margin (%) Service Revenue ($M) Adjusted EBITDA ($M) $94.0 $96.3 $98.2 $104.5 $109.1 $113.2 $116.9 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 11.8% 12.7% 14.6% 14.7% 15.6% 16.8% 18.2% 11% 12% 13% 14% 15% 16% 17% 18% 19% Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 $298.8 $311.4 $311.3 $320.1 $323.8 $332.0 $336.5 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 $35.3 $39.7 $45.5 $47.0 $50.6 $55.7 $61.3 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015

Backlog and New Business Awards Ending Backlog ($M) Backlog Conversion % Net Book-to-Bill Net New Business Awards ($M) 1.12 1.13 1.19 1.19 1.20 1.20 1.21 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 $201.9 $351.3 $371.9 $382.1 $388.4 $398.0 $407.8 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 $1,939.7 $1,987.3 $2,044.8 $2,091.5 $2,141.1 $2,185.3 $2,262.4 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 20.4% 16.1% 15.7% 15.7% 15.5% 15.5% 15.4% 15% 16% 17% 18% 19% 20% 21% Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015

Debt Structure Weighted Average ($ in millions) June 30, September 30, December 31, March 31, June 30, Interest Maturity 2014 2014 2014 2015 2015 Rate Date Senior debt: First Lien 883.3 $ 881.1 $ 729.0 $ 714.0 $ 699.0 $ 4.50% September 23, 2020 Senior Notes 375.0 375.0 225.0 225.0 225.0 9.50% October 1, 2023 Total 1,258.3 $ 1,256.1 $ 954.0 $ 939.0 $ 924.0 $ Revolving credit: Swingline - $ - $ - $ - $ - $ 5.25% September 23, 2018 Revolver - - - - - 3.20% September 23, 2018 Total - $ - $ - $ - $ - $ Total outstanding debt 1,258.3 $ 1,256.1 $ 954.0 $ 939.0 $ 924.0 $ Less cash on hand (57.6) (49.3) (85.2) (64.0) (61.1) Net debt 1,200.7 $ 1,206.8 $ 868.8 $ 875.0 $ 862.9 $ Net Debt/ LTM Covenant Compliance EBITDA 6.6x 6.5x 4.5x 4.1x 3.8x

Full Year 2015 Guidance Previous Guidance Revised Guidance Expected Service Revenue $1.34B - $1.39B $1.34B - $1.39B Diluted GAAP Net Income per Share $0.70 - $0.80 $0.80 - $0.90 Diluted Adjusted Net Income per Share $1.62 – $1.72 $1.75 - $1.85 Annual Effective Income Tax Rate 30% 30% Revised guidance assumes foreign currency rates as of July 2015

Appendix

Q2 and YTD 2015 Financial Results ($ in millions) 2015 2014 % Change 2015 2014 % Change Service Revenue 336.5 $ 311.4 $ 8.1% 668.5 $ 622.8 $ 7.3% EBITDA 52.7 $ 36.2 $ 45.6% 112.5 $ 66.2 $ 69.9% Adjusted EBITDA 61.3 $ 45.5 $ 34.9% 117.1 $ 85.2 $ 37.4% Adjusted EBITDA Margin 18.2% 14.6% 17.5% 13.7% Operating Income 38.3 $ 17.4 $ 119.8% 71.3 $ 28.2 $ 153.0% Adjusted Operating Income 56.2 $ 40.6 $ 38.6% 106.8 $ 74.4 $ 43.7% Adjusted Operating Income Margin 16.7% 13.0% 16.0% 11.9% Net Income (Loss) 12.4 $ (4.1) $ 406.1% 29.6 $ (14.1) $ 310.0% Adjusted Net Income 29.7 $ 14.0 $ 112.3% 55.5 $ 22.9 $ 142.5% Diluted Income (Loss) per Share 0.20 $ (0.10) $ 300.0% 0.47 $ (0.35) $ 234.3% Adjusted Net Income per Share 0.47 $ 0.34 $ 37.1% 0.88 $ 0.56 $ 57.1% Three Months Ended June 30, Six Months Ended June 30,

Trailing Quarterly Performance Q2 15 v ($ in millions) Q2 14 % Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Change Service revenue 166.5 $ 179.5 $ 188.1 $ 298.8 $ 832.9 $ 311.4 $ 311.3 $ 320.1 $ 323.8 $ 1,266.6 $ 332.0 $ 336.5 $ 8.1% % growth Y-o-Y 13.0% 22.2% 27.9% 91.7% 39.5% 87.0% 73.4% 70.2% 8.4% 52.1% 6.6% 8.1% % growth Y-o-Y (constant currency) 12.9% 21.8% 27.1% 90.6% 38.9% 86.3% 72.7% 70.0% 9.9% 52.3% 9.8% 12.4% Gross Profit 66.7 $ 73.4 $ 73.3 $ 94.0 $ 307.4 $ 96.3 $ 98.2 $ 104.5 $ 109.1 $ 408.1 $ 113.2 $ 116.9 $ % of Net Revenue 40.1% 40.9% 39.0% 31.5% 36.9% 30.9% 31.5% 32.6% 33.7% 32.2% 34.1% 34.7% Total SG&A Costs 37.4 $ 40.4 $ 40.3 $ 58.7 $ 176.8 $ 56.6 $ 52.7 $ 57.5 $ 58.5 $ 225.3 $ 57.5 $ 55.6 $ % of Net Revenue 22.5% 22.5% 21.4% 19.6% 21.2% 18.2% 16.9% 18.0% 18.1% 17.8% 17.3% 16.5% Adjusted EBITDA 29.3 $ 33.0 $ 33.0 $ 35.3 $ 130.6 $ 39.7 $ 45.5 $ 47.0 $ 50.6 $ 182.8 $ 55.7 $ 61.3 $ 34.9% % of Net Revenue 17.6% 18.4% 17.5% 11.8% 15.7% 12.7% 14.6% 14.7% 15.6% 14.4% 16.8% 18.2% 2013 2014 2015

Backlog and New Business Awards Q2 15 v ($ in millions) Q2 14 % Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Change Beginning Backlog 1,382.8 $ 1,421.2 $ 1,444.2 $ 1,465.6 $ 1,382.8 $ 1,939.7 $ 1,987.3 $ 2,044.8 $ 2,091.5 $ 1,939.7 $ 2,141.1 $ 2,185.3 $ Ending Backlog 1,421.2 $ 1,444.2 $ 1,465.6 $ 1,939.7 $ 1,939.7 $ 1,987.3 $ 2,044.8 $ 2,091.5 $ 2,141.1 $ 2,141.1 $ 2,185.3 $ 2,262.4 $ 10.6% Backlog Conversion % 12.0% 12.6% 13.0% 20.4% 16.1% 15.7% 15.7% 15.5% 15.5% 15.4% Gross New Business Awards 237.4 $ 250.8 $ 239.8 $ 269.7 $ 997.7 $ 422.8 $ 423.8 $ 442.0 $ 456.8 $ 1,745.4 $ 444.3 $ 462.4 $ 9.1% Cancellations 54.1 $ 51.5 $ 50.0 $ 67.8 $ 223.4 $ 71.5 $ 51.9 $ 59.9 $ 68.4 $ 251.7 $ 46.3 $ 54.6 $ 5.2% % of Beginning Backlog 3.9% 3.6% 3.5% 4.6% 3.7% 2.6% 2.9% 3.3% 2.2% 2.5% Net New Business Awards 183.3 $ 199.3 $ 189.8 $ 201.9 $ 774.3 $ 351.3 $ 371.9 $ 382.1 $ 388.4 $ 1,493.7 $ 398.0 $ 407.8 $ 9.7% Net Book to Bill 1.11 1.13 1.08 1.12 1.11 1.13 1.19 1.19 1.20 1.18 1.20 1.21 2013 2014 2015

Reconciliation of GAAP EBITDA to Adjusted EBITDA For further information regarding the reconciliation of non-GAAP measures to their corresponding GAAP equivalent please see our press release ($ in millions) 2015 2014 2015 2014 Net income (loss) 12.4 $ (4.1) $ 29.6 $ (14.1) $ Depreciation and amortization 19.2 24.6 38.5 49.2 Interest expense, net 15.4 20.8 30.8 42.6 Provision for (benefit from) income taxes 5.6 (5.2) 13.6 (11.5) EBITDA 52.6 36.2 112.5 66.2 Management fees - 0.5 - 1.1 Stock-based compensation expense 1.2 0.9 2.0 1.8 Loss on disposal of fixed assets 0.2 - 0.2 - Loss on modification of debt - - - 1.4 Foreign currency (gains) losses, net 4.0 5.4 (5.1) 9.1 Other expense, net 0.1 0.1 0.6 0.2 Equity in losses of unconsolidated joint ventures 0.8 0.4 1.7 0.5 Transaction and acquisition related costs 0.1 1.6 0.2 2.2 Lease termination expense 0.6 - 2.6 - Severance and restructuring charges 0.2 - 0.2 2.0 Non-cash rent adjustment 0.9 0.3 1.6 0.7 Other one-time charges 0.6 0.1 0.6 - Adjusted EBITDA 61.3 $ 45.5 $ 117.1 $ 85.2 $ Three Months Ended June 30, Six Months Ended June 30,

Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income For further information regarding the reconciliation of non-GAAP measures to their corresponding GAAP equivalent please see our press release ($ in millions, except per share data) 2015 2014 2015 2014 Net income (loss) 12.4 $ (4.1) $ 29.6 $ (14.1) $ Amortization of intangible assets 14.1 19.7 28.2 38.4 Amortization of deferred financing costs 1.6 1.5 3.3 2.9 Management fees - 0.5 - 1.1 Stock-based compensation expense 1.2 0.9 2.0 1.8 Loss on disposal of fixed assets 0.2 - 0.2 - Loss on modification of debt - - - 1.4 Foreign currency (gains) losses, net 4.0 5.4 (5.1) 9.1 Other expense, net 0.1 0.1 0.6 0.2 Equity in losses of unconsolidated joint ventures 0.8 0.4 1.7 0.5 Transaction and acquisition related costs 0.1 1.6 0.2 2.2 Lease termination expense 0.6 - 2.6 - Severance and restructuring charges 0.2 - 0.2 2.0 Non-cash rent adjustment 0.9 0.3 1.6 0.7 Other one-time charges 0.6 0.1 0.6 - Total adjustments 24.4 30.5 36.1 60.3 Tax effect of total adjustments (7.1) (12.4) (10.2) (23.3) Adjusted net income 29.7 $ 14.0 $ 55.5 $ 22.9 $ Diluted weighted average common shares outstanding 63 41 63 41 Adjusted net income per diluted share 0.47 $ 0.34 $ 0.88 $ 0.56 $ Three Months Ended June 30, Six Months Ended June 30,

Reconciliation of GAAP Income from Operations to Adjusted Income from Operations For further information regarding the reconciliation of non-GAAP measures to their corresponding GAAP equivalent please see our press release ($ in millions) 2015 2014 2015 2014 Income from operations 38.3 $ 17.4 $ 71.3 $ 28.2 $ Amortization of intangible assets 14.1 19.7 28.2 38.4 Management fees - 0.5 - 1.1 Stock-based compensation expense 1.2 0.9 2.0 1.8 Loss on disposal of fixed assets 0.2 - 0.2 - Transaction and acquisition related costs 0.1 1.6 0.2 2.2 Lease termination expense 0.6 - 2.6 - Severance and restructuring charges 0.2 - 0.2 2.0 Non-cash rent adjustment 0.9 0.3 1.6 0.7 Other one-time charges 0.6 0.1 0.5 - Adjusted income from operations 56.2 $ 40.5 $ 106.8 $ 74.4 $ Three Months Ended June 30, Six Months Ended June 30,

Geographic Breakdown Region YTD 2015 YTD 2014 US/Canada 407,725 368,239 Europe/Africa 200,173 202,863 Latin America 27,269 26,368 Asia/Pacific 33,318 25,304 Grand Total 668,486 622,774 Region Q2 2015 Q2 2014 US/Canada 205,758 186,142 Europe/Africa 99,163 99,792 Latin America 13,823 12,465 Asia/Pacific 17,775 13,023 Grand Total 336,518 311,422

Days Sales Outstanding ($ in millions) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Accounts Receivable, net 136.9 $ 157.4 $ 141.2 $ 232.6 $ 246.0 $ 241.9 $ 236.1 $ 233.3 $ 239.6 $ 281.4 $ Unbilled Services 63.1 56.2 58.3 62.3 102.3 98.0 113.2 105.5 132.8 115.2 Total Accounts Receivable and Unbilled Services 200.0 213.6 199.5 294.9 348.3 339.9 349.3 338.8 372.4 396.6 Advance Billings (222.1) (236.1) (230.2) (295.9) (289.9) (299.4) (275.8) (296.1) (291.2) (297.7) Net (22.1) $ (22.5) $ (30.7) $ (1.0) $ 58.4 $ 40.5 $ 73.5 $ 42.7 $ 81.2 $ 98.9 $ Accounts Receivable, net 51 52 45 54 55 54 49 51 49 58 Unbilled Services 24 18 19 14 23 22 24 23 27 24 Total Accounts Receivable and Unbilled Services 75 70 64 68 78 76 73 74 76 82 Advance Billings (83) (78) (73) (69) (65) (67) (58) (65) (59) (61) Net (8) (8) (9) (1) 13 9 15 9 17 21 2013 2014 2015

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